Exhibit 10.3.C

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (as the same may be amended, restated, supplemented, extended or otherwise modified from time to time, this “Amendment”) is entered into as of March 27, 2006, by and among MAGNACHIP SEMICONDUCTOR S.A., a société anonyme, organized and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 74, rue de Merl, B.P. 709, L-2017 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of commerce and companies under the number B 97,483, MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware corporation (collectively, “Borrowers”), MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors listed on the signature pages hereto (each of Borrowers, Holdings and Subsidiary Guarantors are sometimes referred to herein as a “Loan Party” and, collectively, as the “Loan Parties”), the Lenders and UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent” and together with the Administrative Agent, the “Agents” and each an “Agent”) for the Secured Parties and the Issuing Bank.

RECITALS

A. The Borrowers, Holdings, Subsidiary Guarantors, UBS Securities LLC, as lead arranger, as documentation agent and as syndication agent, UBS Loan Finance LLC, as swingline lender, Korea Exchange Bank, as issuing bank and Agents are parties to that certain Credit Agreement dated as of December 23, 2004 (as amended hereby, and as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement.

B. The Borrowers have requested that the Agents and the Required Lenders amend Sections 6.10(a), (b) and (c) of the Credit Agreement upon the terms and subject to the conditions as herein set forth.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Sections 6.10(a), (b) and (c) of the Credit Agreement are each hereby amended and restated in their entirety to read as follows:

(a) Maximum Total Leverage Ratio. Permit the Total Leverage Ratio, at the last day of each fiscal quarter during any period set forth in the table below, to exceed the ratio set forth opposite such period in the table below:

Test Period	Leverage Ratio

Closing Date - December 31, 2005	5.100 to 1.0

January 1, 2006 - December 31, 2006	4.700 to 1.0

January 1, 2007 - September 30, 2007	4.500 to 1.0

October 1, 2007 - December 31, 2007	4.250 to 1.0

January 1, 2008 - December 31, 2008	3.200 to 1.0

January 1, 2009 and thereafter	2.625 to 1.0

(b) Minimum Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio, for any Test Period ending during any period set forth below, to be less than the ratio set forth opposite such period in the table below:

Test Period	Interest Coverage Ratio

Closing Date - December 31, 2005	2.500 to 1.0

January 1, 2006 - December 31, 2006	3.000 to 1.0

January 1, 2007 - September 30, 2007	3.150 to 1.0

October 1, 2007 - December 31, 2007	3.300 to 1.0

January 1, 2008 - December 31, 2008	4.500 to 1.0

January 1, 2009 and thereafter	5.250 to 1.0

(c) Minimum Interest Coverage Ratio (Excluding CapEx). Permit the Consolidated Interest Coverage Ratio (Excluding CapEx), for any Test Period ending during any period set forth in the table below, to be less than the ratio set forth opposite such period in the table below:

Test Period	Interest Coverage Ratio (Excluding CapEx)

Closing Date - December 31, 2005	1.000 to 1.0

January 1, 2006 - December 31, 2006	1.400 to 1.0

January 1, 2007 - June 30, 2007	1.500 to 1.0

July 1, 2007 - December 31, 2007	1.600 to 1.0

January 1, 2008 - December 31, 2008	2.000 to 1.0

January 1, 2009 and thereafter	3.750 to 1.0

SECTION 2. Acknowledgement by Borrowers of Obligations.

The Borrowers hereby acknowledge, confirm, and agree that as of the close of business on March 27, 2006, (a) the Borrowers are not indebted to the Lenders in respect of the Revolving Loans and (b) the Borrowers are indebted to the Lenders in respect of the Letters of Credit in the principal amount of approximately $14,339,917 (subject to currency exchange fluctuations and reductions for any Letters of Credit which are drawn and reimbursed after March 27, 2006).

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SECTION 3. Representations, Warranties and Covenants of Loan Parties. To induce the Agents and Lenders to execute and deliver this Amendment, each of the Loan Parties represent, warrant and covenant that:

(a) The execution, delivery and performance by the Loan Parties of this Amendment and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents have been duly authorized, and this Amendment and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents are legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) After giving effect to this Amendment, each of the representations and warranties made by or on behalf of such Loan Party to either Agent or any Lender in any of the Loan Documents was true and correct when made and in all material respects is true and correct on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by such Loan Party on the date hereof and in this Amendment, and each of the agreements and covenants in the Credit Agreement and the other Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

(c) Neither the execution, delivery and performance of this Amendment and all documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party’s corporate charter, bylaws, operating agreement, purchase agreement, or other governing documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound;

(d) Agents’ and Lenders’ security interests in the Collateral continue to be valid, binding, and enforceable first-priority security interests which secure the Obligations (subject only to any Liens permitted under the Loan Documents), and no tax or judgment liens are currently of record against any Loan Party or any Subsidiary thereof; and

(e) The recitals to this Amendment are true and correct.

SECTION 4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically set forth herein, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement or any other Loan Documents, and all rights of Agents and Lenders and all of the Obligations, shall remain in full force and effect; provided that in the event of a conflict between the terms and provisions of the Credit Agreement or any other Loan Documents (other than this Amendment), the terms and provisions of the Credit Agreement (as amended hereby, and as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time) shall control. Each Loan Party hereby confirms that the Credit Agreement and the other Loan Documents are in full force and effect and that neither such Loan Party nor any of its Subsidiaries has any defenses, setoffs, claims, or counterclaims to the Obligations under the Credit Agreement or any other Loan Documents.

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(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents, (ii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of any Agent or any Lender thereunder, or (iii) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each of the Agents and Lenders reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents, and/or applicable law. All of the provisions of the Credit Agreement and the other Loan Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived, reinstated.

(c) Upon the effectiveness of this Amendment, all references to the Credit Agreement in any Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby, and the term “Loan Documents” shall include, without limitation, this Amendment.

SECTION 5. Costs and Expenses. Each of the Borrowers and the other Loan Parties agrees jointly and severally to reimburse Agents and Lenders for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment and the other agreements and documents executed in connection herewith.

SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile transmission a signature page of this Amendment signed by such party, and any such facsimile signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Amendment.

SECTION 9. Time of Essence. Time is of the essence in the payment and performance of each of the obligations of any of the parties hereunder and with respect to all conditions to be satisfied by such party.

SECTION 10. Further Assurances. Each Loan Party agrees to take, and to cause its Subsidiaries to take, all further actions and to execute and deliver, and to cause its Subsidiaries to execute and deliver, all further documents as the Agents, or either of them, may from time to time reasonably request to carry out the transactions contemplated by this Amendment.

SECTION 11. Effectiveness. This Amendment shall become effective at the time that all of the following conditions precedent have been met (or waived) as determined by the Required Lenders in their sole discretion (as evidenced by the Required Lenders’ execution and delivery of this Amendment):

(a) Agreement. Duly executed signature pages for this Amendment signed by the Required Lenders and Loan Parties shall have been delivered to Administrative Agent.

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(b) Representations and Warranties. The representations and warranties contained herein shall be true and correct in all material respects, and no Event of Default or Default shall exist on the date hereof.

(c) No Material Adverse Change. Since the Closing Date, there shall have occurred no material adverse change in the business, operations, financial conditions, profits or prospects, or in the Collateral of any Loan Party or any Subsidiary thereof.

(d) Payment of Commitment Fees and Letter of Credit Fees. All outstanding Commitment Fees and Fees related to any of the Letters of Credit shall each have been paid in cash to the Administrative Agent

(e) Expenses. All of the expenses owing the Agents under Section 10.03 of the Credit Agreement shall have been paid in full.

*** Signature Pages Follow ***

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IN WITNESS WHEREOF, this Third Amendment to Credit Agreement has been executed by the parties hereto as of the date first written above.

MAGNACHIP SEMICONDUCTOR S.A., a
Luxembourg company

By:	/s/ Roy Kuan
Name:	Roy Kuan
Title:	Director

MAGNACHIP SEMICONDUCTOR FINANCE
COMPANY, a Delaware limited liability company

By:	/s/ Roy Kuan
Name:	Roy Kuan
Title:	Director

MAGNACHIP SEMICONDUCTOR LLC, a
Delaware limited liability company

By:	/s/ Robert Krakauer
Name:
Title:

SUBSIDIARY GUARANTORS

MAGNACHIP SEMICONDUCTOR, INC., a
California company

By:	/s/ Robert Krakauer
Name:
Title:

MAGNACHIP SEMICONDUCTOR SA
HOLDINGS LLC, a Delaware limited liability
company

By:	/s/ Roy Kuan
Name:	Roy Kuan
Title:	Director

MAGNACHIP SEMICONDUCTOR LIMITED,
a company incorporated in England and Wales
with registered number 05232381

By:	/s/ Robert Krakauer
Name:
Title:

MAGNACHIP SEMICONDUCTOR, INC., a
Japanese company

By:	/s/ Robert Krakauer
Name:
Title:

For execution as a deed:

EXECUTED AS A DEED by	)
)
as duly appointed attorney pursuant to a power of attorney dated for and on behalf of MAGNACHIP SEMICONDUCTOR LIMITED in the presence of:	) ) ) ) ) ) )

Witness:	/s/ Robert Krakauer	Witness:	/s/ John McFarland

Name:		Name:

Address:		Address:

For execution otherwise than as a deed:

SIGNED by	)
)
as duly appointed attorney pursuant to a power of attorney dated for and on behalf of MAGNACHIP SEMICONDUCTOR LIMITED in the presence of:	) ) ) ) ) ) )

Witness:

Name:

Address:

CERTIFICATION LANGUAGE

I, the undersigned, being a director of MagnaChip Semiconductor Limited, do hereby certify that this document is a true and complete copy of its original.

/s/ Robert Krakauer
Name:
Date:

MAGNACHIP SEMICONDUCTOR, LTD., a Taiwan company

By:	/s/ Robert Krakauer
Name:
Title:

MAGNACHIP SEMICONDUCTOR B.V.

By:	/s/ Robert Krakauer
Name:
Title:

MagnaChip Semiconductor Holding Company Limited., a British Virgin Islands company

By:	/s/ Robert Krakauer
Name:
Title:

IC Media International Corporation a Cayman Islands company

By:	/s/ Robert Krakauer
Name:
Title:

IC Media Technology Corporation, a Taiwan company

By:	/s/ Robert Krakauer
Name:
Title:

UBS SECURITIES LLC, as Arranger, Syndication Agent and Documentation Agent

By:	/s/ John C. Crockett
Name:	John C. Crockett
Title:	Executive Director

By:	/s/ Lauren Clancy
Name:	Lauren Clancy
Title:	Director

UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

By:	/s/ Pamela Oh
Name:	Pamela Oh
Title:	Associate Director Banking Products Services, US

UBS LOAN FINANCE LLC, as Swingline Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

By:	/s/ Pamela Oh
Name:	Pamela Oh
Title:	Associate Director Banking Products Services, US

KOREA EXCHANGE BANK

By:	/s/ Il-Won Joo
Name:	Il-Won Joo
Title:	SRM

GOLDMAN SACH CREDIT PARTNERS, LP

By:	/s/ Pedro Ramirez
Name:	Pedro Ramirez
Title:	Authorized Signatory

CITICORP NORTH AMERICA, INC.

By:	/s/ Suzanne Crymes
Name:	Suzanne Crymes
Title:	Vice President

JPMORGAN CHASE BANK N.A.

By:	/s/ John Kowalczuk
Name:	John Kowalczuk
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

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